Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

MUFG Securities Americas Inc.

(together, the “Specified Parties”)

Re:	Honda Auto Receivables 2018-4 Owner Trust, Asset Backed Notes (the “Notes”) – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2018-4 UWR01 B285 Sep2018 1-8B Reg ABII Short List 101118 (v2).txt” provided by the Company on October 11, 2018 (the “Data File”), containing certain information related to 94,216 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of September 30, 2018 (the “Initial Cutoff Date”), and (ii) an electronic data file entitled “HAROT 2018-4 B285 Honda_ex102_Sep2018_Prelim 1-8Bln.csv” provided by the Company on October 12, 2018, containing certain information related to 94,216 Receivables as of September 30, 2018 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Certificate of Title, Title Application, “Title” screen shot from DealerTrack, Credit Application, and/or Agreement to Furnish Insurance. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

First Payment Date	Installment Sale Contract and instructions provided by the Company described below

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Number of Payments	Installment Sale Contract

Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract

2

Attribute	Receivable File/Instructions

Origination Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below

Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems

Current Maturity Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.

For purposes of comparing APR, in the event the APR did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed APR to the APR in the Data File.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from AHFC Systems. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company that the names “American Honda Finance,” “AHFC,” “Ahfc,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” “American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Honda Fin Corp,” “Amercn Fin Corp,” “American Honda Finance Corporat,” “American Honda Finance Corp.,” and “American Honda Financial Corporation” were acceptable Legal Owner or Lien Holder Names for the Company.

3

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Agreement to Furnish Insurance

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File and/or Data File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File and/or the Data File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

4

Attribute	Receivable File/Instructions

Origination Date	Installment Sale Contract and instructions provided by the Company described below

First Payment Date	Installment Sale Contract and instructions provided by the Company described below

Maturity Date	Installment Sale Contract and instructions provided by the Company described below

Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below

Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below

Subvented	AHFC Systems screen shot and instructions provided by the Company described below

Current Delinquency Status	AHFC Systems screen shot

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, /or Reporting Period Interest Rate Percentage in the XML File.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, the Company instructed us to compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.

5

For purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the AHFC Systems screen shot to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files and/or Data File. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Data File, the XML File, or the Receivable Files, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

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This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
November 4, 2018

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Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20184001	60	20184060	119	20184119	178	20184178	237	20184237
2	20184002	61	20184061	120	20184120	179	20184179	238	20184238
3	20184003	62	20184062	121	20184121	180	20184180	239	20184239
4	20184004	63	20184063	122	20184122	181	20184181	240	20184240
5	20184005	64	20184064	123	20184123	182	20184182	241	20184241
6	20184006	65	20184065	124	20184124	183	20184183	242	20184242
7	20184007	66	20184066	125	20184125	184	20184184	243	20184243
8	20184008	67	20184067	126	20184126	185	20184185	244	20184244
9	20184009	68	20184068	127	20184127	186	20184186	245	20184245
10	20184010	69	20184069	128	20184128	187	20184187	246	20184246
11	20184011	70	20184070	129	20184129	188	20184188	247	20184247
12	20184012	71	20184071	130	20184130	189	20184189	248	20184248
13	20184013	72	20184072	131	20184131	190	20184190	249	20184249
14	20184014	73	20184073	132	20184132	191	20184191	250	20184250
15	20184015	74	20184074	133	20184133	192	20184192	251	20184251
16	20184016	75	20184075	134	20184134	193	20184193	252	20184252
17	20184017	76	20184076	135	20184135	194	20184194	253	20184253
18	20184018	77	20184077	136	20184136	195	20184195	254	20184254
19	20184019	78	20184078	137	20184137	196	20184196	255	20184255
20	20184020	79	20184079	138	20184138	197	20184197	256	20184256
21	20184021	80	20184080	139	20184139	198	20184198	257	20184257
22	20184022	81	20184081	140	20184140	199	20184199	258	20184258
23	20184023	82	20184082	141	20184141	200	20184200	259	20184259
24	20184024	83	20184083	142	20184142	201	20184201	260	20184260
25	20184025	84	20184084	143	20184143	202	20184202	261	20184261
26	20184026	85	20184085	144	20184144	203	20184203	262	20184262
27	20184027	86	20184086	145	20184145	204	20184204	263	20184263
28	20184028	87	20184087	146	20184146	205	20184205	264	20184264
29	20184029	88	20184088	147	20184147	206	20184206	265	20184265
30	20184030	89	20184089	148	20184148	207	20184207	266	20184266
31	20184031	90	20184090	149	20184149	208	20184208	267	20184267
32	20184032	91	20184091	150	20184150	209	20184209	268	20184268
33	20184033	92	20184092	151	20184151	210	20184210	269	20184269
34	20184034	93	20184093	152	20184152	211	20184211	270	20184270
35	20184035	94	20184094	153	20184153	212	20184212	271	20184271
36	20184036	95	20184095	154	20184154	213	20184213	272	20184272
37	20184037	96	20184096	155	20184155	214	20184214	273	20184273
38	20184038	97	20184097	156	20184156	215	20184215	274	20184274
39	20184039	98	20184098	157	20184157	216	20184216	275	20184275
40	20184040	99	20184099	158	20184158	217	20184217	276	20184276
41	20184041	100	20184100	159	20184159	218	20184218	277	20184277
42	20184042	101	20184101	160	20184160	219	20184219	278	20184278
43	20184043	102	20184102	161	20184161	220	20184220	279	20184279
44	20184044	103	20184103	162	20184162	221	20184221	280	20184280
45	20184045	104	20184104	163	20184163	222	20184222	281	20184281
46	20184046	105	20184105	164	20184164	223	20184223	282	20184282
47	20184047	106	20184106	165	20184165	224	20184224	283	20184283
48	20184048	107	20184107	166	20184166	225	20184225	284	20184284
49	20184049	108	20184108	167	20184167	226	20184226	285	20184285
50	20184050	109	20184109	168	20184168	227	20184227	286	20184286
51	20184051	110	20184110	169	20184169	228	20184228	287	20184287
52	20184052	111	20184111	170	20184170	229	20184229
53	20184053	112	20184112	171	20184171	230	20184230
54	20184054	113	20184113	172	20184172	231	20184231
55	20184055	114	20184114	173	20184173	232	20184232
56	20184056	115	20184115	174	20184174	233	20184233
57	20184057	116	20184116	175	20184175	234	20184234
58	20184058	117	20184117	176	20184176	235	20184235
59	20184059	118	20184118	177	20184177	236	20184236

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers

Exhibit B
Exception List (Data File)
Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
113	20184113	Contract Date	11/29/2017	11/28/2017
170	20184170	Current Maturity Date	4/26/2023	4/29/2023
170	20184170	First Payment Date	5/26/2018	5/29/2018
170	20184170	Original Maturity Date	4/26/2023	4/29/2023
185	20184185	Contract Date	5/8/2018	5/1/2018